UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2013
Date of Report (Date of Earliest Event Reported)

COMM 2013-CCRE10 Mortgage Trust
 (Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.
 (Exact name of sponsor as specified in its charter)

German American Capital Corporation
 (Exact name of sponsor as specified in its charter)

KeyBank National Association
 (Exact name of sponsor as specified in its charter)

UBS Real Estate Securities Inc.
 (Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
 (Exact name of registrant as specified in its charter)

Delaware	333-184376-06	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 13, 2013, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2013 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2013-CCRE10 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB and Class X-A Certificates (collectively, the “Public Certificates”) and (ii) the Class A-3FL, A-3FX, Class X-B, Class A-M, Class B, Class PEZ, Class C, Class D, Class E, Class F, Class G, Class V, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $667,278,000, were sold to Deutsche Bank Securities, Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”), KeyBanc Capital Markets Inc. (“KeyBanc”), UBS Securities LLC (“UBS”)  and Nomura Securities International, Inc. (“Nomura” and, together with DBSI, CF&Co., CastleOakK, KeyBanc and UBS, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 1, 2013 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”).  DBSI and CF&Co. are acting as joint bookrunning managers and co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated May 28, 2013, as supplemented by the Prospectus Supplement, dated August 2, 2013, in negotiated transactions or otherwise at varying prices determined at the time of sale.  The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $343,119,899, were sold to DBSI, CF&Co., KeyBanc, UBS and Nomura (the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of August 1, 2013, among the Depositor, the Initial Purchasers and GACC.  The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2013-CCRE10 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 87 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 13, 2013 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (ii) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 13, 2013 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iii) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 13, 2013 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, and (iv) UBS Real Estate Securities Inc. (“UBSRESI”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 13, 2013 (the “UBSRESI Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the KeyBank

Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and UBSRESI.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, GACC, KeyBank and UBSRESI.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,574,503, were approximately $1,027,737,728.79.  Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, $110,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,464,503 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated August 2, 2013, to the Prospectus, dated May 28, 2013.  The related registration statement (file no. 333-184376) was originally declared effective on December 19, 2012.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of August 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., UBS Securities LLC, Nomura Securities International, Inc. and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of August 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 13, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 13, 2013
(included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 13, 2013
(included as part of Exhibit 5).

99.1	Mortgage Loan Purchase Agreement, dated and effective August 13, 2013, between Deutsche Mortgage & Asset Receiving and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective August 13, 2013, between Deutsche Mortgage & Asset Receiving and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated and effective August 13, 2013, between Deutsche Mortgage & Asset Receiving and KeyBank National Association.

99.4	Mortgage Loan Purchase Agreement, dated and effective August 13, 2013, between Deutsche Mortgage & Asset Receiving and UBS Real Estate Securities Inc.

99.5	Primary Servicing Agreement, dated as of August 1, 2013, between Wells Fargo Bank, National Association, as master servicer and KeyCorp Real Estate Capital Markets, Inc., as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: August 13, 2013
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of August 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., UBS Securities LLC, Nomura Securities International, Inc. and German American Capital Corporation.
(E)

4
Pooling and Servicing Agreement, dated as of August 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 13, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 13, 2013 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 13, 2013 (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective August 13, 2013, between Deutsche Mortgage & Asset Receiving and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective August 13, 2013, between Deutsche Mortgage & Asset Receiving and Cantor Commercial Real Estate Lending, L.P.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective August 13, 2013, between Deutsche Mortgage & Asset Receiving and KeyBank National Association.	(E)

99.4	Mortgage Loan Purchase Agreement, dated and effective August 13, 2013, between Deutsche Mortgage & Asset Receiving and UBS Real Estate Securities Inc.	(E)

99.5	Primary Servicing Agreement, dated as of August 1, 2013, between Wells Fargo Bank, National Association, as master servicer and KeyCorp Real Estate Capital Markets, Inc., as primary servicer.	(E)